EXHIBIT 99.1

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &	)	Case No. CV13-08440-DMG(SHx)
RETIREMENT SYSTEM and OKLAHOMA	)
LAW ENFORCEMENT RETIREMENT	)
SYSTEM, Individually and on Behalf of All	)
Others Similarly Situated,	)	Assigned to
	)	Judge Dolly M. Gee
Plaintiffs,	)
)
v.	)
)
IXIA, VICTOR ALSTON, ATUL	)
BHATNAGAR, THOMAS B. MILLER, and	)
ERROL GINSBERG,	)
)
Defendants.	)

)

PUBLICATION NOTICE OF PROPOSED SETTLEMENT OF

SECURITIES CLASS ACTION AND SETTLEMENT HEARING

To:	ALL INDIVIDUALS OR ENTITIES WHO PURCHASED OR OTHERWISE ACQUIRED IXIA COMMON STOCK BETWEEN FEBRUARY 4, 2011 AND APRIL 3, 2013, INCLUSIVE (THE “CLASS PERIOD”).

YOU ARE HEREBY NOTIFIED that pursuant to court order, a hearing will be held in connection with the settlement of a securities class action lawsuit concerning Ixia (“Ixia” or the “Company”) (the “Securities Class Action”). The hearing for the Securities Class Action settlement will take place on July 29, 2016, at 10:00 a.m., at the United States District Court for the Central District of California, United States Courthouse, 312 North Spring Street, Los Angeles, CA 90012-4701, with the Honorable Dolly M. Gee presiding (the “Court”), for the purpose of determining whether the proposed Securities Class Action settlement for the sum of $3,500,000 should be approved by the Court as fair, reasonable and adequate and in the bests interests of members of the Class; (2) whether to certify the Settlement Class; (3) whether, thereafter, the Securities Class Action should be dismissed with prejudice pursuant to the terms and conditions set forth in the Settlement Agreement; (4) whether the proposed plan to distribute the settlement proceeds (the “Plan of Allocation”) is fair, reasonable and adequate and therefore should be approved; (5) whether the application of Lead Counsel for the payment of attorneys’ fees and expenses incurred in connection with the Securities Class Action should be approved.

IF YOU ARE A MEMBER OF THE CLASS DESCRIBED ABOVE, YOUR RIGHTS MAY BE AFFECTED BY THE SECURITIES CLASS ACTION SETTLEMENT AND YOU MAY BE ENTITLED TO SHARE IN THE SETTLEMENT FUND.

If you have not yet received: (i) the full printed Notice of Proposed Securities Class Action Settlement, Application for Attorneys’ Fees and Expenses and Settlement Fairness Hearing (the “Notice”), and (ii) a Claim Form, you may obtain copies of these documents by identifying yourself as a Class Member and by contacting the Claims Administrator at Ixia Securities Litigation Settlement, c/o Angeion Group, 1801 Market Street, Suite 660, Philadelphia, PA 19103 or go to the following website: www.IxiaSecuritiesSettlement.com.

To participate in the Settlement in the Securities Class Action, you must submit a Claim Form by no later than June 23, 2016. If you are a Class Member and do not exclude yourself from the Class, you will be bound by the Order Approving Settlement and Judgment of the Court. To exclude yourself from the Class, you must submit a request for exclusion such that it is received by no later than June 29, 2016. If you are a Class Member and do not submit a proper Claim Form, you will not share in the Settlement in the Securities Class Action, but you nevertheless will be bound by the Order Approving Settlement and Judgment of the Court. Any inquiries about the Securities Class Action can be made to the Settlement Administrator at the address indicated above.

Any objection to the proposed Settlement, the Plan of Allocation or Lead Counsel’s application for attorneys’ fees and reimbursement of litigation expenses must be delivered to counsel for the parties on or before June 29, 2016, in the manner and form explained in the Notice.

PLEASE DO NOT TELEPHONE THE COURT, THE CLERK’S OFFICE OR ANY

REPRESENTATIVE OF IXIA REGARDING THIS NOTICE

If you have any questions about the settlement other than requests for the Notice or Claim Form, you may contact Plaintiffs’ Lead Counsel:

James J. Sabella, Esq.

Grant & Eisenhofer P.A.

485 Lexington Avenue

29th Floor

New York, New York 10017

Telephone: 646-722-8500

DATED: March 2, 2016

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